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_____________________________________________________________________________

                                 TRUST AGREEMENT








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                                TABLE OF CONTENTS

                                       OF

                                 TRUST AGREEMENT

                                                                            Page
                                                                            ----
Section 1.          Administration . . . . . . . . . . . . . . . . . . . . . . 1
Section 2.          Trustee's Powers . . . . . . . . . . . . . . . . . . . . . 3
Section 3.          Accountings    . . . . . . . . . . . . . . . . . . . . . . 8
Section 4.          Compensation of Trustee. . . . . . . . . . . . . . . . . . 8
Section 5.          Responsibilities and Scope of Duties of Trustee. . . . . . 9
Section 6.          Removal and Resignation of Trustee; Successor Trustee. . .11
Section 7.          Construction . . . . . . . . . . . . . . . . . . . . . . .11
Section 8.          Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .11

                      MICHAELS STORES, INC. TRUST AGREEMENT

     THIS TRUST AGREEMENT, made this 11th day of July, 1996, by and between Michaels Stores, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association organized under the laws of the United States of America, (the "Trustee"), in its capacity as Trustee under the plan;


                                   WITNESSETH:


WHEREAS, the Company has duly established the Michaels Stores, Inc. Employees 401(k) Plan (the "Plan") for the benefit of eligible employees of the Company and other related employers, and has authorized the creation of a Trust Fund to be administered under the Plan by the Trustee for the exclusive benefit of said employees and their beneficiaries in accordance with the provisions of the Plan and as hereinafter set forth; and

WHEREAS, it is desired through this Trust Agreement to provide for the administration of the Trust which will be a part of the Plan; and

NOW, THEREFORE, the Company and the Trustee agree as follows:

SECTION 1.     ADMINISTRATION OF TRUST

1.1 The Company has adopted the Plan for the exclusive benefit of certain of its employees and their beneficiaries. The Company intends to make contributions to this Trust as provided in the Plan. The Company establishes with the Trustee and the Trustee accepts, pursuant to the Plan, a Trust governed by this Trust Agreement.

1.2 Terms defined in the Plan and used herein shall have the same meaning as in the Plan. Other terms are defined below in Section 1.4. This Trust Agreement shall be a part of the Plan and shall be administered for the exclusive purpose of providing benefits to participants as defined in the Plan and their beneficiaries, and shall be administered in accordance with the provisions of this Trust Agreement, the Plan and ERISA.

1.3 The Company reserves the right to amend this Trust Agreement by action of its Board of Directors at any time and to the extent that it may deem advisable or appropriate, provided however that no amendment may affect the duties, rights, responsibilities or liabilities of the Trustee without its written consent.

1.4       The following terms are hereby defined for this Trust Agreement:

          (a) ADMINISTRATOR shall, with respect to the Plan, mean the Plan Administrator appointed to administer the Plan.

          (b) CODE shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

          (c) COMMITTEE shall, with respect to the Plan and Trust, mean the Plan Administrator who is entitled to direct the Trustee with respect to investments or to administer the Plan.

          (d) COMPANY shall mean Michaels Stores, Inc., its successors and assigns.

          (e) EMPLOYER shall mean the Company and any employing entity or individual affiliated with the Company that has adopted this Trust Agreement as a part of its qualified Plan.

          (f) ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

          (g) PLAN shall mean each plan qualified under Section 401(a) of the Code sponsored and maintained by the Company and adopted by an Employer of which the Trust created hereby forms a part.

          (h) PLAN YEAR shall, with respect to a Plan, mean the twelve consecutive month period ending on 1/31 of each year. The books and records of the Plan are maintained on a Plan Year basis.

          (i) TRUST shall mean the Trust hereby created accompanying the Plan or Plans of the Company.

          (j) TRUST AGREEMENT shall mean this agreement between the Trustee, the Company and each entity or individual affiliated with the Company that has adopted this Trust.

          (k) TRUST FUND shall mean the assets of the Trust held by the Trustee pursuant to the provisions of this Trust Agreement.

          (l) TRUSTEE shall mean Wachovia Bank of North Carolina, N.A., its successors and assigns.

1.5 The Company intends that the Plan shall meet the requirements of ERISA and shall qualify under Code Section 401(a) and therefore the Trust shall obtain tax exempt status under Section 501(a) of the Code.

1.6 The Trustee shall have no duty to collect or enforce payment to it of any contributions, or to require any contributions to be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of the Plan. The Trustee shall hold the Trust Fund without distinction between principal and interest.

SECTION 2.     TRUSTEE'S POWERS

2.1 The Trustee shall receive, hold, manage, convert, sell, exchange, invest, reinvest, disburse and otherwise deal with the assets of the Trust, including contributions to the Trust and the income and profits therefrom, in the manner and for the uses and purposes of the Plan and as herein provided.

2.2 In the investment, reinvestment and management of the fund constituting the Trust, and subject to the provisions of the Plan, the Trustee is hereby authorized and empowered:

2.2.1 To sell, exchange, convey, transfer or dispose of any property, whether real or personal at any time held by it for cash or upon credit as the Trustee may deem fit.

2.2.2 To receive all rents, issues, dividends, income, profits and properties of every nature due the Trust, and to hold or make distribution thereof in accordance with the terms of the Plan and this Trust Agreement.

2.2.3 To retain the properties now or hereafter received by the Trust, or to dispose of them as and when deemed advisable by public or private sale or exchange or otherwise, for cash or on credit, or partly on cash and partly on credit, and on such terms and conditions as shall be deemed proper.

2.2.4 To participate in any plan of liquidation, reorganization, consolidation, merger, or other financial adjustment of any corporation or business in which the Trust is or shall be financially interested, and to exchange any property held in the Trust for property issued under any such plan.

2.2.5 To invest or reinvest principal and income of the funds belonging to the Trust in (i) common or preferred stocks, or mutual funds (including qualifying employer securities), (ii) bonds, notes or other securities (including commercial paper and other short term obligations), (iii) real or personal properties or any interests therein, (iv) group annuity investment contracts or guaranteed investment contracts issued by a legal reserve life insurance company, (v) cash equivalent deposits or accounts (including such deposits or accounts issued by the Trustee), or any combination of (i) through (v), as shall from time to time be approved by the Trustee, or to hold any part of such principal or income in cash as may from time to time be determined by the Trustee.

2.2.6 To hold any investment belonging to the Trust in bearer form, or to register and hold the same in the name of the Trustee or in the name of the Trustee's duly authorized nominee.

2.2.7 To borrow for the benefit of the Trust for such periods of time and upon such terms and conditions as may be deemed proper, any sum or sums of money, and to secure such loans by mortgage or pledge of any property belonging to the Trust, without personal liability therefor.

2.2.8 To compromise, arbitrate or otherwise adjust or settle claims in favor of or against the Trust, except to the extent the Plan provides otherwise with respect to claims for benefits under the Plan.

2.2.9 To execute such deeds, leases, contracts, bills of sale, notes, proxies and other instruments in writing as shall be deemed requisite or desirable in the proper Administration of the Trust.

2.2.10 To make distributions from the Plan to participants or their beneficiaries at the direction of the Committee or Plan Administrator.

2.2.11 To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the Trust Fund or the preservation of the value of any investment of the Trust Fund, to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable, to exercise and enforce any and all rights of foreclosure, to bid on property in foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any mortgage or guarantee.

2.2.12 To repair, alter or improve any buildings which may be on any real estate forming part of the Trust Fund or to erect entirely new structures thereon.

2.2.13 To exercise the right to vote any securities held in the Trust, or to grant proxies to vote such securities, except to the extent that the right to vote any such securities may specifically be designated to another in the Plan, an Investment Manager, or this Trust Agreement.

2.2.14 To lend stock certificates or other securities to a broker-dealer registered under the Securities Exchange Act of 1934 or who is exempted from registration under Section 15(a)(1) of such Act as a dealer in exempted Government Securities.

2.2.15 To transfer, at any time and from time to time, a portion of the assets held by it pursuant to the Plan to any common trust fund within the meaning of Section 584 of the Code or to any common trust fund established pursuant to Revenue Ruling 81-100, and which common trust fund is maintained as a medium for the pooling of funds of pension and profit-sharing trusts for diversifying investments (including but not limited to the Plan of Wachovia Corporation Diversified Funds for Retirement Trusts). The terms and provisions of any such trust shall, upon such transfer and execution, be incorporated by reference into this Trust and underlying Plan to the extent of the assets so transferred.

2.2.16 To do all acts and to exercise any and all powers, although not specifically set forth in this Trust Agreement, as the Trustee may deem are for and in the best interest of the Trust.

2.3 In carrying out the powers and duties specified in Section 2.2 regarding the investment and reinvestment of Trust assets, the Trustee shall follow investment guidelines which may be communicated to the Trustee from time to time by the Committee.

2.4 The Committee may at any time direct the Trustee to segregate all or a specified portion of the Trust assets into a separate fund (the "Directed Fund") and invest it in accordance with the directions of the Committee or one or more Investment Managers appointed by the Committee, subject to the following provisions:

2.4.1 Any Investment Manager so appointed shall (i) be registered as an investment adviser under the Investment Adviser's Act of 1940;
          (ii) be a bank, as defined in the Investment Adviser's Act of 1940; or (iii) be an insurance company qualified under the laws of more than one state to manage, acquire and dispose of assets of the Trust under the Plan.

2.4.2 The Committee shall deliver to the Trustee a copy of a written acknowledgment by the Investment Manager that it meets the requirements of Section 2.4.1, that it is a fiduciary with respect to the Plan, and that it has accepted appointment as an Investment Manager. The Trustee shall be protected in assuming that the appointment of an Investment Manager remains in effect until the Trustee shall be notified in writing by the Committee that such Investment Manager has been removed or has resigned.

2.4.3 The Trustee shall invest and reinvest the Directed Fund only to the extent and in the manner directed by the Investment Manager or the Committee. If the Trustee has not received instructions from an Investment Manager or the Committee with respect to the investment of all or a part of the Directed Fund, the Trustee shall invest such amounts in interest bearing obligations having maturity dates of ninety (90) days or less, or in a common fund comprised substantially of such obligations, until directed otherwise by the Investment Manager or the Committee.

2.4.4 Any Investment Manager or the Committee may from time to time issue orders for the purchase or sale of securities directly to a broker or dealer, and the Trustee, upon direction from the Investment Manager or the Committee, shall execute and deliver appropriate trading authorization. Written notice of the issuance of each order and of execution of each order shall authorize the Trustee to receive securities purchased against payment thereto and to deliver securities sold against receipt of the proceeds therefrom, as the case may be.

2.4.5 Upon removal or resignation of an Investment Manager, and pending appointment of a substitute Investment Manager, the Trustee shall invest any uninvested cash in the manner described in Section 2.4.3, and shall not sell or liquidate any investments of the Directed Fund.

2.5 Notwithstanding the provisions of Section 2.2, in no event shall the Trustee exercise any powers under the Plan in a manner that will constitute a prohibited transaction as defined in Section 4975 of the Code or in Section 406 of ERISA.

2.6 The Trustee shall be fully protected in acting upon any instrument, certificate, letter or other document which the Trustee believes to be genuine. No person dealing with the Trustee in any transaction shall be required to inquire into the decisions or authorities of the Trustee or to see to the application by the Trustee of any properties involved in such transaction; provided, that this provision shall not relieve any Plan fiduciary dealing with the Trustee from fulfilling his fiduciary duty. For the purposes of this Trust Agreement, the "fiduciary duty" of the Plan fiduciaries (including the Trustee) shall include the duties specified in Plan, the obligation not to enter into prohibited transactions as described in Section 2.5 and all other duties imposed on Plan fiduciaries by the Plan, this Trust Agreement and under ERISA.

2.7 In the management of the Trust Fund, the Trustee may employ agents and delegate to them such ministerial and limited discretionary duties as the Trustee shall see fit, and the Trustee shall not be responsible for any loss occasioned by any such agent unless the Trustee shall commit a breach of its fiduciary duty (as defined in Section 2.6 hereof) in the designation of such agents, in establishing or implementing a procedure for making such designation, or in continuing such designation in effect. The Trustee may consult with counsel of the Trustee's own selection, who may also be of counsel to the Company. The reasonable compensation or fees charged by all such persons for their services shall be deemed to be expenses of administration of the Trust.

2.8 All real and personal property taxes, income taxes and other taxes of any and all kinds whatsoever upon or in respect of the Trust hereby created or any money, income or property forming a part thereof, and all expenses actually and properly incurred in the administration of the Trust, shall be paid by the Trustee out of principal or income of the Trust Fund as the Trustee, in its discretion, shall determine; provided, that the Company may pay any of the expenses incurred in the administration of the Trust. The payment out of the Trust Fund of any of the taxes and expenses authorized in this Section 2.8, and of all other costs, expenses or compensation authorized by this Trust Agreement to be paid out of the Trust Fund, shall be deemed to be for the exclusive benefit of the participants.

SECTION 3.     ACCOUNTINGS

3.1 The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions and proceedings under this Trust Agreement and all such accounts and other records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Board or the Committee. Within ninety (90) days after the end of each Plan Year and at such other times as may be mutually agreed, the Trustee shall prepare and deliver to the Company a statement of its accounts and proceedings for such Plan Year.

3.2 The Committee may approve each accounting by written notice of approval delivered to the Trustee. If the Committee has any objections, it will submit objections to the Trustee within ninety
          (90) days after it receives the accounting.

SECTION 4.     COMPENSATION OF TRUSTEE

4.1 All brokerage costs and transfer taxes incurred in connection with the investment and reinvestment of the Trust Fund, all expenses (other than fees for legal services rendered to the Trustee) incurred in connection with the acquisition or holding of real or personal property, any interest therein or mortgage thereon, and all income taxes or other taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, shall be paid from the Trust Fund and until paid shall constitute a charge upon said Trust Fund. All other administrative expenses incurred by the Trustee in the performance of its duties with respect to the Plan including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon from time to time between the Company and the Trustee and all other proper charges and disbursements of the Trustee, shall be paid by the Trust Fund; and, until paid, shall constitute a charge upon such Trust Fund; provided, however, that said expense, charge or disbursement shall not be paid by such Trust Fund, or constitute a charge thereon, if it is previously paid by an Employer.

4.2 The Trustee shall deduct from and charge against the Trust Fund with respect to the Plan any taxes paid by it which may be imposed upon such Trust Fund or income thereon which the Trustee is required to pay with respect to the interest of any person therein. The Trustee is not authorized to pay any excise or other tax levied upon any disqualified person imposed by reason of such person's engagement in any prohibited transaction. The Trustee is also not authorized to purchase any errors and omissions insurance for fiduciaries not permitted by ERISA Section 410(b)(3).

SECTION 5.     RESPONSIBILITIES AND SCOPE OF DUTIES OF TRUSTEE

5.1 The Trustee hereby agrees to hold in Trust and administer the fund hereunder, subject to all of the terms and conditions hereof and of the Plan, and to render an annual account as provided in Section 3 hereof. The Trustee shall act in accordance with written instructions or directions of the Committee made in conformity with ERISA and the terms of the Plan and this Trust Agreement. In carrying out such instructions or directions, the Trustee shall not be obligated to inquire into the purpose or purposes for such instructions or directions or whether such instructions or directions are consistent with the Plan or are otherwise proper.

5.2       (i)  The Company has allocated fiduciary responsibility among various persons in accordance with the terms of the Plan and this Trust Agreement. Except with respect to such fiduciary responsibility as is allocated to the Trustee, the Trustee shall have no responsibility for any error or loss that may result by reason of the exercise or non-exercise of that fiduciary responsibility by the person to whom it is allocated.

          (ii) The Company shall indemnify the Trustee, directly from the Company's own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), from and against any and all claims, demands, losses, damages, expenses (including, by way of illustration and not limitation, reasonable attorneys' fees and other legal and litigation costs), judgments and liabilities arising from, out of, or in connection with the administration of the Plan or Trust, except when determined to be due to the Trustee's gross negligence or willful misconduct.

         (iii) This exception set forth in subparagraph (ii) shall not apply with respect to any action taken by the Trustee or any failure to act by the Trustee if the action taken or the failure to act was directed by the Administrative Committee, the Investment Committee, the Company, or an Investment Manager or any other named fiduciary and the Trustee reasonably relied on such direction and the Trustee reasonably believed such direction was consistent with ERISA.

5.3 The Trustee shall not be liable for any distribution from the Trust Fund made in good faith without actual notice or knowledge of the changed condition or status of any recipient.

5.4 The Trustee shall have no responsibility for: (a) any condition which now exists or may hereafter be found to exist in, under, or about any real estate investment of the Trust Fund or of a corporation organized under Section 501 (c) (2) or 501 (c) (25) of the Code, the stock of which is held as an asset of the Trust Fund; or (b) any violation of any applicable environmental or health or safety law, ordinance, regulation or ruling; or (c) the presence, use, generation, storage, release, threatened release, or containment, treatment or disposal of any hazardous or toxic substances or materials including such situations at or activities on any investment of the Trust Fund or of a Section 501 (c) (2) or 501 (c) (25) corporation, the stock of which is held as an asset of the Trust Fund. The Trustee is hereby authorized to pay from the Trust Fund all costs and expenses (including attorneys fees) relating to or connected with any condition, violation, presence or other situation referred to in
               (a), (b) and (c) above, and notwithstanding anything to the contrary in this Trust Agreement, to the extent permitted by law, Wachovia Bank of North Carolina, N.A. shall be indemnified from the Trust Fund from all claims, suits, losses and expenses (including attorneys fees) arising therefrom. The authority to pay from the Trust Fund and the right of indemnification set forth in the preceding sentence include and relate to, without limitation, any claims, suits, liabilities, losses and expenses (including attorney fees) arising from any matters relating to the existence of petroleum including crude oil and any fraction thereof, hazardous substances, pollutants, or contaminants as defined in the Comprehensive Environmental, Responsibility, Compensation, and Liability Act, as amended, 42 U.S.C. Section 9601 ET SEQ., or hazardous wastes as defined in the Resource Conservation and Liability Act, 42 U.S.C. Section 6906 ET SEQ., or as any of the foregoing terms or similar terms may be defined in similar state environmental laws or subsequent federal or state legislation of a similar nature which may be enacted from time to time. This Section 5.4 shall survive the sale or other disposition of any real estate investment of the Trust Fund and the termination of this Trust Agreement. Nothing in this Section
               5.4 shall be construed to in any way limit the indemnification rights of the Trustee provided for in this Section 5.

5.5 The indemnity provided by this Section 5 shall survive the termination of this Trust Agreement.

SECTION 6.     REMOVAL AND RESIGNATION OF TRUSTEE; SUCCESSOR TRUSTEE

The Trustee may be removed by the Board at any time upon sixty (60) days' notice in writing to the Trustee. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Company. On any such removal or resignation of the Trustee, the Trustee shall render a statement, as of the effective date of removal or resignation. The Board, or Committee, shall appoint a successor Trustee and there shall be conveyed and delivered to such successor all property then constituting the Trust Fund hereunder. If, within sixty (60) days after notice of resignation or removal of the Trustee has been given under the provisions of this Section, a successor to the Trustee has not been appointed, the resigning or removed Trustee or the Company may apply to a court of competent jurisdiction for the appointment of a successor Trustee. The successor trustee shall succeed to all the powers and duties given to the Trustee by this Trust Agreement.

The Trustee is authorized to reserve such sum of money as it may deem advisable for the payment of its fees and expenses in connection with the settlement of its account or otherwise, and the balance of any such reserve remaining after such fees and expenses shall be paid over to the successor Trustee.

SECTION 7.     CONSTRUCTION

The provisions of this Trust Agreement shall be construed and enforced according to the laws of the State of North Carolina, except to the extent such laws shall be superseded by the provisions of ERISA.

SECTION 8.     MISCELLANEOUS

8.1 Anything in this Trust Agreement to the contrary notwithstanding, at no time prior to the satisfaction of all liabilities with respect to the participants and their beneficiaries under the Plan shall any part of the principal or income of the Trust Fund applicable to such Plan be used for or diverted to purposes other than for the exclusive benefit of said participants and their beneficiaries, including the payment of reasonable expenses attributable to the administration of the Plan in accordance with ERISA.

8.2 Except as may be permitted under Code Section 414(p) and ERISA Sections 206(d) and 514(b)(7), no distribution or payment under this Trust Agreement to any participant or his beneficiary under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be valid or recognized by the Trustee, nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If the Trustee is notified by the Administrator that any such participant or his beneficiary has been adjudicated bankrupt or has purported to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Trustee, shall, if so directed by the Administrator, hold or apply said distribution or payment of any part thereof to or for the benefit of said participant or his beneficiaries in such manner as the Administrator shall direct.

8.3 Except as otherwise herein provided, any action by the Company pursuant to any of the provisions of this Trust Agreement shall be evidenced by a letter executed by the Company to the Trustee and the Trustee shall be fully protected in acting in accordance with a letter so provided to it. The Company shall furnish the Trustee from time to time with certified copies of documents evidencing the appointment and/or termination of appointment of an Administrator and the Committee and the appointment and termination of appointment of successors thereto. All orders, requests and instructions of an Administrator and the Committee to the Trustee shall be in writing signed by the Administrator and the Committee, and the Trustee shall be fully protected in acting in accordance with any such orders, requests, and instructions. The Trustee shall have the right to rely on and shall be fully protected in acting in accordance with any order, request or instruction which it believes to be genuine and which purports to have been executed in accordance with Sections 8.3 and 8.4.

8.4 Instructions and directions from the Administrator, the Committee, or an Investment Manager shall be delivered to the Trustee by delivery of a writing, facsimile or by such other electronic media or additional means as may be agreed to by the parties.

8.5 Notwithstanding any other contrary provisions of this Trust Agreement, it is intended that this Trust and the Plan shall qualify for tax exemption and qualification under the Code.

8.6 The Company reserves the right at any time and from time to time to amend any or all the provisions of this Trust Agreement by notice thereof in writing delivered to the Trustee provided, however, that no such amendment which affects the rights, duties or responsibilities of the Trustee may be made without its consent; and provided, further, that no such amendment shall authorize or permit at any time, prior to the satisfaction of all liabilities for benefits under a Plan, any part of the corpus of income of the Trust Fund with respect to the Plan to be used for or diverted to purposes other than for the exclusive benefit of participants under the Plan and their beneficiaries and payment of expenses of the Plan.

IN WITNESS WHEREOF, this Trust Agreement has been executed in behalf of the Company and the Trustee, on the day and year first above written.

MICHAELS STORES, INC.                  WACHOVIA BANK OF NORTH CAROLINA, N.A.
                                       as TRUSTEE


By:     /s/ R. Don Morris              By: /s/ Steven C. Watts
        ---------------------------        ------------------------------
        Executive Vice President           Senior Vice President


Attest: /s/ Mark V. Beasley            Attest: /s/ Donna L. Stern
        ---------------------------            --------------------------
        Secretary                              Secretary



        [Corporate Seal]                       [Corporate Seal]